                                                                   EXHIBIT 10.24

COOPERATIVE MARKETING AGREEMENT (USCO)
XEROX

Whereas Document Sciences Corporation ("You") may provide various added skills, such as systems management, systems integration, networking, image management, and have insight concerning the identity of prospects within the United States, its territories, and possessions (the "Territory"), and have knowledge concerning the applicability of those Xerox products set forth in EXHIBIT 1 (the "Xerox Products") to the business of such prospects;

Whereas Xerox Corporation ("Xerox") may provide various value added skills, such as systems management, systems integration, networking, image management, and have insight concerning the identity of prospects in the Territory as well as knowledge concerning the applicability of those products you market to the business of such prospects;

Whereas You and Xerox each wish to engage the other as a non-exclusive Cooperative Marketing Partner within the Territory;

And whereas You and Xerox are willing to accept such appointment by the other and to undertake to provide such services pursuant to the terms of this agreement (the "Agreement");

Now, therefore You and Xerox agree as follows:

1.   RESPONSIBILITIES OF THE PARTIES

     YOUR RESPONSIBILITIES. If You intend to jointly market your products and the Xerox Products (the "Products") with Xerox to any customer within the Territory who purchases, leases, or licenses the Products for their own use and not for remarketing (a "Customer"), You will notify the Xerox Sales Representative responsible for that Customer of such marketing opportunity as soon as practicable and enter into a Cooperative Marketing Partners Teaming Agreement, as set forth in EXHIBIT 2 (a "Teaming Agreement").

     XEROX RESPONSIBILITIES. If Xerox intends to jointly market the Products to a Customer, Xerox will notify Your Sales Representative responsible for that Customer of such marketing opportunity as soon as practicable and enter into a Teaming Agreement.

     JOINT RESPONSIBILITIES.

     (a) Xerox and You will each appoint a manager to oversee the relationship between the parties resulting from this Agreement. These managers will be responsible for resolving issues that may from time to time arise, will meet as frequently as both parties believe is appropriate, and will be responsible for planning and developing a marketing program plan to facilitate the promotion of the Products.

     (b) Xerox and You will each (i) independently set prices for our respective Products, (ii) independently market our respective Products to any and all customers in the Territory and (iii) be responsible for installing and maintaining our respective Products as well as providing customer training with respect to such Products.

                     COOPERATIVE MARKETING AGREEMENT (USCO)

     (c) Xerox and You will honor the other's reasonable requests for consultations and visits to each other's facilities for purposes of fulfilling the intent of our respective obligations under this Agreement.

     (d) Xerox and You may develop Customer demonstrations and proposals, and may conduct joint sales calls and Customer briefings.

     (e) Xerox and You may incorporate the other's marketing proposals into marketing proposals for our respective Products as required and agreed to in any given situation.

     (f) Xerox and You may act as the other's prime contractor or subcontractor as required and agreed to in any given situation.

2.   ENGAGEMENT FEES

     ENGAGEMENT FEE VALIDATION. If You and Xerox enter into a Teaming Agreement with the anticipation of jointly marketing to a Customer in the Territory and, within one year of the commencement of this Teaming Agreement, Xerox
     (a) either sells, licenses, or leases (with an initial term of at least one year) one or more newly installed Xerox Products to that Customer and
     (b) validates that one or more of these transactions resulted in significant part from your marketing efforts, Xerox will pay you an Engagement Fee as set forth in EXHIBIT 1 for each such validated Xerox Product covered under the Teaming Agreement. This Engagement Fee shall not be payable, however, in the case of rental or upgrade transactions. A given transaction shall be deemed validated only if the applicable Xerox Customer Business Unit ("CBU") Controller in his or her sole discretion completes the bottom portion of the Teaming Agreement and thereby verifies Xerox' decision that Your marketing efforts played a significant enough role in one or more of the transactions covered by the Teaming Agreement to justify the payment of the Engagement Fee. In reaching this decision, the Controller shall consider the following factors: (i) whether You established direct contact with the Customer, (ii) whether You provide the Customer with relevant information regarding your and Xerox Products,
     (iii) whether You maintained contact with the Customer throughout the selling cycle, (iv) whether You actively assisted the Xerox Sales Representative in the sale, lease, and/or license of the Xerox Products, and/or (v) whether You actively cooperated with Xerox in ensuring that the Xerox Products functioned together with your Products sold to the same Customer in a manner acceptable to that Customer.

     MULTIPLE COOPERATIVE MARKETING PARTNERS INVOLVED IN THE SAME TRANSACTION. If more than one Cooperative Marketing Partner is eligible for fees as set forth above on the same underlying transaction, Xerox will apportion a single fee for each Xerox Product validated in the manner set forth above (a "Validated Xerox Product") amongst the involved Cooperative Marketing Partners.

     REVISIONS TO XEROX PRODUCTS COVERED AND ENGAGEMENT FEES. Xerox may, at any time and upon written notice to You, amend EXHIBIT 1 to revise the Xerox Products covered by this Agreement and/or the Engagement Fees associated with their sale, lease, or license. Any revision to the Engagement Fees, however, shall be applicable only as to fees earned subsequent to the date of this revision.

     PAYMENT. Engagement Fees shall be deemed earned by You only after a Validated Xerox Product has been accepted and installed by the Customer. Xerox will use reasonable efforts to pay such fees within sixty (60) days after the end of any month during which the installation and acceptance of the Validated Xerox Product(s) occurred. Each party shall provide to the other within 60 days of the end of each month an installation report reflecting those Products installed as the result of any Teaming Agreements by the other, the amount of fees payable for each Validated Xerox Product, and the Customer names and installation address of the Products installed.

     REVERSAL. In the event that for any reason Xerox reverses a sale, lease, or license of any Xerox Product as to which an Engagement Fee has been paid under this Agreement, and such reversal occurs within six (6) months of the date the Customer installed and accepted the Product, Xerox shall debit the amount of this fee against any subsequent Engagement Fees to which you may become entitled. If You are not entitled to any subsequent Engagement Fees, You shall pay back to Xerox an amount equal to those Engagement Fee stemming from the Reversed Transactions.

3.   PRODUCT TECHNICAL AND ADMINISTRATIVE SUPPORT

     Xerox and You agree that each party will be responsible for the technical and administrative support of its own Products, and that the Program Managers will jointly develop procedures to facilitate the resolution of any mutual technical issues and problems regarding the Products.

4.   TRAINING

     YOUR PRODUCT TRAINING. You will provide to Xerox, on terms to be agreed upon by You and Xerox, product training sufficient to provide a reasonable number of Xerox sales representatives and analysts with a working knowledge of your products.

     XEROX PRODUCT TRAINING. Xerox will provide, on terms to be agreed upon by You and Xerox, product training sufficient to provide a reasonable number of Your sales representatives and analysts with a working knowledge of the Xerox Products.

     DOCUMENTATION. The parties will provide to each other one set of sales representative training documentation and will grant the other the restricted right to reproduce such documents solely for Customer demonstrations and training of our respective sales representatives and sales management relative to the Products.

5.   CONFIDENTIAL INFORMATION

     You and Xerox agree that it may be necessary from time to time to exchange information that shall be accepted by the receiving party on a confidential basis ("Confidential Information"). In order to keep this exchange to a minimum, however, the parties expressly agree that no information shall be considered Confidential Information unless the receiving party specifically requests the receipt of that information in a written document substantially similar to the attached EXHIBIT 3.

     The parties agree to safeguard all Confidential Information received or to be received from each other, not to disclose such information to any third party without the prior authorization of the disclosing party, and to restrict circulation of this information within its own organization to the extent necessary to fulfill the purposes of this Agreement. All Confidential Information will remain the property of the disclosing party.

     In order to be treated as Confidential Information under this Agreement section, information must be disclosed either: (i) by written or electronic communication which is appropriately labeled so as to give reasonable notice to anyone reading the communication that the contents thereof are confidential and proprietary or (ii) by oral disclosure, in which case the party making the disclosure must, at the time the disclosure is made, state to the recipients thereof that the contents of the disclosure are confidential and proprietary, and must further reduce the confidential and proprietary contents of the disclosure to a written or electronic communication, appropriate labeled as required by clause (i) above, which is delivered to said recipients within ten (10) days after the oral disclosure or execution of this Agreement, whichever is later.

     The receiving party will be released from the obligations of this Agreement section with respect to any particular portion of Confidential Information when:

          (a) the receiving party can document that: (i) it was in the public domain at the time of the disclosing party's communication thereof to the receiving party, (ii) it entered the public domain through no fault of the receiving party subsequent to the time of the disclosing party's communication thereof to the receiving party, (iii) it was in the receiving party's possession free of any obligation of confidence at the time of the disclosing party's communication thereof to the receiving party, (iv) it was rightfully communicated to the receiving party free of any obligation of confidence subsequent to the time of the disclosing party's communication thereof to the receiving party, or (v) it was independently developed by the receiving party's employees or agents without reference to the Confidential Information of the disclosing party;

          (b) it is communicated by the disclosing party to a third party free of any obligation of confidence;

          or

          (c) it was communicated by the disclosing party under this agreement at least two (2) years earlier.

     All materials including, without limitation, documents, drawings, models, apparatus, sketches, designs, and lists furnished to one party by another and which are designated in writing to be the property of such party will remain the property of such party and will be returned to such party promptly at its request with all copies made thereof. This agreement does not in any way grant to either party any express or implied license to any intellectual property rights of the other party except as expressly set forth herein.

6.   TRADEMARKS AND LOGOS

     The trademarks and trade names under which each party markets Products will remain the exclusive property of such party. In addition, each party agrees not to use the other's name or trademarks in any way that may be determined objectionable by the other party or confusing to any third-parties regarding the nature of the relationship between You and Xerox. This Agreement gives the parties no rights regarding the use of such names or trademarks except that during the term of this Agreement each party grants to the other a restricted license to reproduce such trademarks and trade names in publications and under such terms and conditions as may hereafter be approved in writing by the granting party.

7.   WARRANTY AND INDEMNIFICATION

     INTELLECTUAL PROPERTY WARRANTY. Each party represents and warrants to the other that it has sufficient right, title and interest in and to their respective Products to enter into this Agreement.

     INDEMNIFICATION. Each party (the "Indemnifying Party") will defend and hold harmless the other party (the "Indemnified Party") from, and pay any amount due on, any claim, action or other proceeding brought against the Indemnified Party arising from the use and marketing of the Indemnifying Party's Products, providing that the Indemnified Party promptly notifies the Indemnifying Party in writing of any action or claim; allows the Indemnifying Party, at its expense, to direct the defense, gives the Indemnifying Party sufficient information in the Indemnified Party's possession and reasonable assistance required to defend such suit, claim or proceeding, but at no out-of-pocket expense to the Indemnified Party, and allows the Indemnifying Party to pay any judgment. In addition, the parties agree that the Indemnifying Party will have no liability for (a) any claim, action or other proceeding based primarily upon acts or omissions by the Indemnified Party; (b) any claim, action, or other proceeding resulting from the combination of the Indemnifying Party's Products with third-party products without the express knowledge and agreement of the Indemnifying Party; or (c) settlements or costs incurred without the knowledge of the Indemnifying Party. To avoid infringement the Indemnifying Party may, at the Indemnifying Party's option, and at no charge to the Indemnified Party, obtain a license, or modify the Indemnifying Party's Products so that they no longer infringe (provided that the modification results in an equivalent of the Indemnifying Party's original Products), or substitute an equivalent of the Indemnifying
     Party's Products.

8.   RIGHTS OF PARTIES UNDER DEVELOPED INTELLECTUAL PROPERTY RIGHTS

     Unless otherwise agreed in writing by the parties, ownership of any writings, discoveries, inventions or innovations ("Improvements") arising out of the cooperation of the parties pursuant to this Agreement will reside with the party whose employee(s) or agent(s): (i) first conceived the Improvement, in the case of patentable Improvements, and (ii) in the case of copyrightable Improvements, first fix the Improvement in any tangible medium of expression, now known or later developed, from which it can be perceived, either directly or with the aid of a machine or device. Any improvements jointly conceived by the parties will be jointly owned and each party will have an unrestricted free worldwide license to make, use, or market such improvements.

     Each party who is an owner of an Improvement will be responsible in its sole discretion for conducting its own plans and programs relative to filing for and maintaining patent rights, trade secrets, mask works, copyrights or other registerable or applied for intellectual property rights in one or more countries of the world. If any improvements are jointly owned, the parties will reasonably agree on the responsibilities with respect to perfecting any intellectual property rights.

9.   TERM AND TERMINATION

     INITIAL TERM. If you covered substantially the same geographic territory under a prior Cooperative Marketing Agreement, this Agreement shall be effective as of the earlier of the date of execution on February 1, 1998; for all other Agents, this Agreement shall be effective upon the date of execution by you and Xerox. Subject to the termination provisions set forth in this Agreement, the initial term shall run through December 31 of the year in which the Agreement is executed (unless it is executed in the final calendar quarter of any given year in which case it will run through December 31 of the following year).

     RENEWAL. This Agreement may be renewed for successive one-year periods by mutual consent of the parties. Silence shall be interpreted as consent to renew. Either party may decline to renew this

                     COOPERATIVE MARKETING AGREEMENT (USCO)

     Agreement based upon its own reasons and objectives notwithstanding that the other party is not then in breach of its obligations hereunder. If either party elects not to renew, it shall notify the other party in writing of this decision at least 60 days prior to the effective date of non-renewal.

     TERMINATION FOR CONVENIENCE. Either party may terminate this Agreement based upon its own reasons and objectives notwithstanding that the other party is not then in breach of its obligations hereunder. In this circumstance, the terminating party shall give the other party written notice of termination at least 90 days in advance.

     TERMINATION FOR BREACH. Either party may terminate this Agreement if a breach by the other party remains uncured 30 days after written notice of breach is given by the non-breaching party. In addition, during the twelve month period following any instance in which a breach of this Agreement has been identified and cured pursuant to the provisions of this Section, the non-breaching party shall have the right to terminate this Agreement immediately and without providing any opportunity to cure upon the occurrence of any breach by the other party, regardless of whether the subsequently identified breach is similar in nature to the previous breach.

     RETURN OF PROPERTY UPON TERMINATION. Upon termination, each party shall return to the other in a commercially reasonable manner all of the other party's property and materials in its possession or control.

10.  GENERAL PROVISIONS

     LIMITATIONS OF LIABILITY. Except as set forth in the indemnification provisions of this Agreement, neither party will be liable to the other for any punitive, indirect, special, consequential or incidental damages (including but not limited to lost profits), whether arising in contract or in tort (including but not limited to negligence) arising out of or relating to this Agreement and/or its termination or non-renewal. In addition, the parties agree (a) that neither party shall be liable to the other for direct damages in excess of $100,000 and (b) that Xerox shall not be liable to You for any claimed Engagement Fees where the underlying installation was completed more than 120 days prior to the commencement of your specific claim for the related fees (regardless of when You learned or could have learned of any of the facts surrounding the transaction or claim).

     RELATIONSHIP OF THE PARTIES. We agree that we are independent parties and that neither of us is authorized to make any commitment or representation on the other's behalf. During the term of this Agreement, should the term "partnership," "partner" or "marketing partner" be used to describe the Cooperative Marketing relationship, we agree to make it clear to third parties that these terms refer only to the spirit of cooperation between us and do not describe or create the legal status of partners or joint ventures.

     GOVERNMENT COMPLIANCE. Each party will comply fully with all federal, state and local laws and regulations relating to its obligations under this Agreement.

     ETHICAL STANDARDS. The conduct of each party, its employees, and representatives shall conform to the highest ethical standards and shall reflect favorably on the good name and reputation of the other. Any failure on the part of either party or that of its employees or representatives to conduct themselves in this

                     COOPERATIVE MARKETING AGREEMENT (USCO)

     manner as reasonably determined by the other party shall be grounds for immediate termination of this Agreement. Breaches of this obligation shall include, but not be limited to, acts involving dishonesty.

     FORCE MAJEURE. Except as otherwise provided herein, neither party will be liable to the other for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstanced beyond its reasonable control, provided that the party experiencing such delay promptly notifies the other party of the delay. In the event that such a delay by a party continues for more than sixty (60) days, the other party may, at its sole option, and in addition to its other rights and remedies under this Agreement, at law, or in equity, suspend its obligations under this Agreement during the period of delay.

     ASSIGNMENT. Neither party will assign this Agreement or any rights and obligations thereunder to any third party without the express written permission of the other party, except that each party may assign this Agreement to an entity directly or indirectly controlling, controlled by, or under common control with Xerox.

     SEVERABILITY. If any provision of this Agreement is held invalid by any law, rule, order or regulation of any government, or by the final determination of any state or federal court, such invalidity will not affect the enforceability of any other provision not held to be invalid.

     WAIVER. Any delay by either party to exercise any right or remedy under this Agreement will not be construed to be a waiver of any other right or remedy hereunder. All of the rights of either party under this Agreement will be cumulative and may be exercised separately or concurrently.

     ALTERNATE DISPUTE RESOLUTION.

     (a) The parties will attempt to resolve any dispute, controversy or claim arising out of or relating to this Agreement and/or its termination or non-renewal (collectively referred to as a "Covered Dispute") in a non-judicial manner and forum. Any such Covered Dispute will be initially referred for resolution to the respective parties' Program Managers appointed pursuant to this Agreement. If such individuals cannot resolve the matter within sixty (60) days after the matter in dispute has been submitted to them for resolution, then the matter will be referred to one Vice-President of each of he parties for resolution within a subsequent sixty day period. In the event the parties are unable to informally resolve a Covered Dispute, they hereby agree that it will be decided through arbitration as the sole and exclusive remedy for resolving the dispute. The arbitration shall be conducted before a single arbitrator pursuant to the applicable rules of the American Arbitration Association then in effect. In undertaking the arbitration, the parties agree that (i) the direct costs of the arbitration shall be shared equally by the parties (with the expenses of each party to be self-funded); (ii) they shall be limited to taking no more than three depositions each and that no interrogatories shall be permitted; (iii) that the arbitration shall be completed within six months from the date the arbitrator is selected (unless any delays arise that are beyond the control of the parties); (d) that the arbitration shall be governed by the United States Arbitration Act; and (iv) that the resulting arbitration award will be final and binding upon the parties and may be entered by any court of competent jurisdiction. Any monetary awards shall be limited in accordance with the Limitations of Liability provisions of this Agreement and, as such, (i) the Arbitrator is specifically prohibited from awarding any punitive damages or other damages excluded by this Limitation and (ii) each party irrevocably waives any right to recover damages outside the scope of these limitations.

                     COOPERATIVE MARKETING AGREEMENT (USCO)


(b) If either party to this Agreement brings a judicial action that seeks to resolve a Covered Dispute, this action shall be barred as a result of the exclusive remedy provided in this section and the prevailing party in any such action shall be entitled to recover its related costs and expenses from the other, including reasonable attorneys' fees.

(c) Any arbitration as set forth in this section and any claim therein arising from or related to the Agreement must be brought within one (1) year from the date such action could have first been brought. The parties expressly agree to this provision notwithstanding any longer periods that may be provided by statue for bringing actions in court or arbitration, with any such periods being expressly waived.

CONTROLLING LAW. This Agreement will be governed by and construed in all respects in accordance with the laws of the State of New York.

ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties as to the subject matter hereof and supersedes any and all prior oral or written memoranda, understandings and agreements as to such subject matter. This Agreement may be amended only by a written agreement signed by authorized representatives of both parties.



DOCUMENT SCIENCES CORPORATION                  XEROX CORPORATION

Signature Authorization:                       Signature Authorization:

----------------------------------             ---------------------------------
Printed Name:                                  Printed Name:
TONY DOMIT                                     MICHELE MASSAGLIA

Title:                                         Title:
PRESIDENT                                      MANAGER, MARKETING PARTNERS GROUP

Date:                                          Date:
     -----------------------------                  ----------------------------

Mailing Address:                               Mailing Address:
6333 GREENWICH DRIVE                           100 CLINTON AVENUE SOUTH
SAN DIEGO, CA    92122                         ROCHESTER, NY  14644
Phone:            Fax:                         Phone:            Fax:
(619) 625-2000    (619) 625-3031               (716) 423-5789    (716) 423-4060

Cooperative Marketing Agreement                                           XEROX
Between Xerox and Document Sciences


Xerox Products/Fee Schedule                                            EXHIBIT 1
As of February 1, 1998


================================================================================

                                                         SNB & XTI
XEROX PRODUCTS                                           FEE AMOUNT*
--------------                                           -----------

DocuTech Production Publisher 135                          $ 4,700

DocuTech Network Publisher 135                             $ 5,200

DocuTech 6135                                              $ 5,700

DocuTech 6180                                              $ 8,700

DocuTech Network Server                                    $   700

DocuTech Media Server                                      $   600

DocuTech Extended Storage                                  $   800

DocuTech Signature Booklet Maker                           $ 1,700

DocuColor 40                                               $ 2,900

DocuColor 70                                               $11,300

DocuPrint 4635                                             $ 7,100

DocuPrint 4890                                             $ 5,200

DocuPrint 4850                                             $ 3,100

DocuPrint 4090                                             $ 2,700

DocuPrint 4050                                             $ 1,300

DocuPrint 377CF                                            $ 9,600

DocuPrint 420CFT                                           $16,000

DocuPrint 180                                              $ 9,100



* Fees will be paid for Sale New Business (SNB) and Xerox Trade in (XTI) transactions. Fees will not be paid for Rental or Upgrade transactions

                     CONFIDENTIAL INFORMATION REQUEST FORM

Under the terms of the Cooperative Marketing Agreement ("CMA") between Xerox Corporation and Document Sciences Corporation, dated ______________________, the following information is requested by ______________________ of ______________________:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

This information is needed in order to permit the requesting party to fulfill the purposes of the CMA in the following specific manner:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


Date:       _______________

Signature:  _______________





                                Exhibit 3 to the Cooperative Marketing Agreement

COOPERATIVE MARKETING TEAMING AGREEMENT

XEROX/DOCUMENT SCIENCES



CUSTOMER INFORMATION

     Company Name: ___________________________________      New Xerox Customer?  Yes [ ]  No [ ]

     Site Address: ___________________________________      Products already installed: __________________________

1    _________________________________________________

     Xerox Customer Number: __________________________      New Document Sciences Customer?  Yes [ ]  No [ ]

     Xerox Product Opportunity & qty _________________      Products already installed: __________________________

     Estimated Installation Date: (mnyr): ____________      Document Sciences Product Opportunity: _______________

     Is this an XBS site?  Yes [ ]  No [ ]                  Estimated Installation Date (mnyr): __________________

------------------------------------------------------------------------------------------------------------------
XEROX DISCLOSURE: Is another Marketing Partner involved in this opportunity:                   Yes [ ]  No [ ]
If Yes, Company:
------------------------------------------------------------------------------------------------------------------

Signature of the sales persons creating this teaming agreement indicate their intent to pursue a joint selling opportunity with the above named customer and disclosure of other partnership involvement, as applicable.

     XEROX CORPORATION                                      DOCUMENT SCIENCES CORPORATION

     Sales Rep Name: _________________________________      Sales Rep Name: _________________________________

2    CBU:        _____________________________________   3  District:   _____________________________________

     Telephone: ______________________________________      Telephone: ______________________________________

     Signature: ______________________ Date: _________      Signature: _______________________ Date: ________

------------------------------------------------------------------------------------------------------------------
                 Mail/Fax to MPG Business Operations, XRX 2 - 21 8*223 4060 or (716) 423 4060
------------------------------------------------------------------------------------------------------------------

                 -----------------------------------------------------------------------------
     XEROX EQUIPMENT INSTALLATION COMPLETE

     Product Serial Number: __________________________      Date Installed: _________________

5    Xerox Headquarters Approval:

     Name: ___________________________________________      Signature: ___________________________________________

     Title: __________________________________________      Telephone: _______________________ Date: _____________

------------------------------------------------------------------------------------------------------------------

                                                   CBU VALIDATION

               The individuals below have verified that Document Sciences is entitled to receive the applicable
               Engagement Fees for the equipment listed above pursuant to the Cooperating Marketing Agreement between Xerox and Document Sciences based on the determination that Document Sciences' marketing efforts played a significant enough role in the sale, license, or lease of this equipment to justify this payment. In reaching this decision, the CBU Controller considered whether Document Sciences:
               (a) established direct contact with the Customer, (b) provided the Customer with relevant information regarding Document Sciences and Xerox products, (c) maintained contact with the Customer throughout the selling cycle, (d) actively assisted the Xerox Sales Representative in the sale, lease, and/or license of the above-referenced Xerox products, and/or (e) actively cooperated with
               Xerox in ensuring that the Document Sciences Products sold to the Customer functioned together with the above-referenced Xerox products in a manner acceptable to the Customer.

     FIRST LINE MANAGER APPROVAL:                           CBU CONTROLLER APPROVAL:

     First Line
     Manager's Name: _________________________________      Controller's Name: ___________________________________

6    Signature: ______________________________________   7  Signature: ___________________________________________

     Title: __________________________________________      Title: _______________________________________________

     Date: ___________________________________________      Date: ________________________________________________

     Telephone: ______________________________________      Telephone: ___________________________________________

     =============================================================================================================
               1                       2                      3                4                5  6  7
     Identify Customer and      Xerox Rep Signs       Document Sciences     Fax/Mail             STOP!!!
          Equipment                                       Rep Signs         to Xerox     Headquarters/CBU Use Only
     =============================================================================================================
